                                                                    EXHIBIT 10.5

                                 WHX CORPORATION

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                           Effective February 1, 2004

                                 WHX CORPORATION

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                      INDEX

SECTION                                                                     PAGE

                                       2

                                 WHX CORPORATION

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                           Effective February 1, 2004

Section 1.  PURPOSE OF PLAN

            The WHX Corporation  Supplemental Executive Retirement Plan provides supplemental  pension  benefits for certain  management  and highly  compensated employees  of the  Company.  The Plan is adopted  for the  purpose of  providing consistent  and  competitive  benefits  among such  employees at an  established normal retirement age and of facilitating succession planning for the Company.

Section 2.  DEFINITIONS

            When used herein,  the words and phrases defined  hereinafter  shall have the following meaning unless a different meaning is clearly required by the context. Other than terms specifically defined herein, capitalized terms used in the Plan shall refer to the same or  substantially  equivalent  terms defined in the Retirement Plan.  Masculine pronouns include feminine pronouns wherever used and vice versa.

            2.1  Actual  Pension  Plan  Benefit"  shall  mean the  amount of the monthly benefit in fact payable to the Participant or his Beneficiary  under the
Retirement Plan.

            2.2  "Actuarial  Equivalent"  or  "Actuarially  Equivalent"  means a benefit  of  equivalent  value when  computed  on the basis of the  factors  and interest rates provided under the Retirement Plan.

            2.3 "Beneficiary"

                (a) The term "Beneficiary" shall mean the person who is entitled to receive  part or all of a pension or other  benefit  payable with respect to the Participant under a Retirement Plan.

                (b) Notwithstanding  the foregoing,  each Participant may at any time and from time to time, change his Beneficiary hereunder without the  consent  of  any  existing  Beneficiary  or any  other  person.
            Therefore,  the  Beneficiary  under the Plan need not be the same as
            the  Beneficiary   under  the  Retirement  Plan.  The  change  of  a
            Beneficiary under the Plan may be made, and may be revoked,  only by an  instrument  (in form  acceptable  to the Company)  signed by the
            Participant and filed with the Committee prior to the  Participant's death.  If two (2) or more  persons  designated  as a  Participant's
            Beneficiary  are in  existence,  the  amount of any  payment  to the
            Beneficiary  under the Plan  shall be  divided  equally  among  such persons unless the Participant's  designation  specifically provided to the contrary.

                (c) In states with community  property  laws, a Participant  may designate someone other than his spouse as his Beneficiary hereunder to the extent of such spouse's  community  property  interest in the
            Supplemental  Plan  Benefits,  or revoke or change  his  Beneficiary designation  hereunder to such extent,  only with the consent of his spouse.  To the extent  necessary,  the  provisions  of this Section
            2.3(c)  shall  apply  to each  person  who is or was a  spouse  of a
            Participant  regardless of whether the  Participant  and such person are married at the applicable time.  Notwithstanding  the foregoing, however,  a  Participant's  present or former  spouse  shall have no greater  rights  under the Plan than such spouse has pursuant to the applicable state community property laws.

            2.4  "Board  of  Directors"  means  the  Board of  Directors  of the
Company.

            2.5 "Change of  Control"  means:  (i) the direct or  indirect  sale, lease,  exchange or other transfer of all or substantially  all of the assets of the  Company to any person or entity or group of persons or  entities  acting in concert as a partnership or other group (a "Group of Persons"), (ii) the merger, consolidation or other business  combination of the Company with or into another corporation  with the effect that the  shareholders of the Company,  as the case may be,  immediately  following  the  merger,  consolidation  or other  business combination,  hold fifty percent  (50%) or less of the combined  voting power of the then  outstanding  securities of the surviving  corporation  of such merger, consolidation  or other business  combination  ordinarily (and apart from rights accruing under special  circumstances)  having the right to vote in the election of directors, (iii) the replacement of at least fifty percent (50%) of the Board of  Directors  over any  period of two (2)  years or less,  as  compared  to the directors  who  constituted  the Board of  Directors  at the  beginning  of such period,  and such  replacement(s)  shall not have been approved by a majority of the Board of Directors as constituted at the beginning of such period, or (iv) a person or Group of Persons  shall,  as a result of a tender or  exchange  offer, open market purchases,  privately negotiated purchases or otherwise, have become the  beneficial  owner  (within the  meaning of Rule 13d-3 under the  Securities
Exchange  Act of 1934,  as amended) of  securities  of the Company  representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of such corporation  ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors.

            2.6  "Cause"  means  the  Participant   engaging  in:  (a)  criminal
dishonesty, (b) deliberate and continual refusal to perform employment duties on substantially a full-time basis, (c) deliberate and continual  refusal to act in accordance  with  any  specific  instructions  of a  majority  of the  Board  of
Directors,   (d)  disclosure  of  confidential   information  or  trade  secrets
concerning  the  Company  without  the  Company's   consent  or  (e)  deliberate
misconduct which could be materially  damaging to the Company without reasonable good faith belief by the Participant  that such conduct was in the best interest of the Company.

            2.7 "Chief Executive  Officer" means the Chief Executive  Officer of
WHX.

            2.8 "Code"  means the Internal  Revenue  Code of 1986,  as it may be amended from time to time.

            2.9 "Code  Limitations"  means the  limitations  imposed by Sections
401(a)(17) and 415 of the Code, or any  successor(s)  thereto,  on the amount of the benefits which may be payable to a Participant from the Retirement Plan.

            2.10 "Committee"  means the  Compensation  Committee of the Board of
Directors.

            2.11  "Company"  means  WHX  and  its  Related  Companies,  and  any successor to any of such companies if such successor be the Company or a Related
Company.

            2.12  "Early   Retirement   Eligibility   Date"  means  the  date  a
Participant  will have both  completed  at least five (5) years of  Service  and attained age fifty-five (55).

            2.13  "Earnings" has the same meaning as under the Retirement  Plan, except that Earnings (a) shall not be subject to the dollar  limitation  imposed by  Section  401(a)(17),  and (b)  shall be  deemed  to  include  the  amount of compensation  deferred by a  Participant  under any  qualified  cash or deferred arrangement under Section 401(k) of the Code, any deferrals under Section 125 of the Code, any contributions under Section 223 of the Code, and any non-qualified deferred compensation plan, in each case sponsored by the Company.

            2.14 "Effective Date" means February 1, 2004.

            2.15 "ERISA" means the Employee  Retirement  Income  Security Act of
1974, as amended.

            2.16  "Handy  &  Harman"  means  Handy &  Harman  and any  successor thereto.

            2.17 "Normal Retirement Age" means age sixty-five (65).

            2.18 "Participant" means an employee of a Participating  Company (a)
who is  either a  highly  compensated  or a  management  employee,  (b) who is a participant in the  Retirement  Plan, and (c) who is designated a Participant by the Committee.

            2.19  "Participating  Company"  means  WHX,  and any  other  Related
Company which is designated by the Board of Directors as a Participating Company
in the Plan.

            2.20 "Participation  Agreement" means a separate agreement,  if any, between  the  Company  and a  Participant  that  sets out  additional  terms and conditions relating to benefits under the Plan.

            2.21  "Plan"  means  the  WHX  Corporation   Supplemental  Executive
Retirement Plan, as set forth herein or as may be hereafter amended.

            2.22 "Plan Year" means the twelve (12) month  period from  January 1 through December 31.

            2.23 "Related  Company" means WHX and any corporation,  partnership, proprietorship or other employing entity which is a member of a controlled group or affiliated  service group or other affiliated group of employers  (within the meaning of ERISA  ss.4001(b)  and Code  ss.414(b),  (c),  (m) and (o)) with WHX.
Related  Company also means any other  subsidiary,  joint venture,  affiliate or related  corporation  of WHX,  which is designated  as a Related  Company by the
Board  of  Directors.  For  purposes  of the  Plan,  WPN  Corporation  shall  be considered a Related Company.

            2.24  "Retirement  Plan" means that  tax-qualified  defined  benefit pension plan sponsored by the Company,  and any other  Participating  Company or any successor  thereof in which the Participant is an active  participant on the day immediately preceding his termination of employment, together with any other non-qualified  retirement  plans of the Company which provide benefits solely in excess of the Code Limitations or primarily to highly compensated and managerial employees  to the  extent  that  such  plans  provide  defined  benefit  pension benefits.

            2.25  "Service"  means all  service  with the Company or any Related
Company  recognized for vesting purposes under the Retirement Plan applicable to the particular Participant.

            2.26  "Specified  Employee"  means an  employee  (up to a maximum of fifty (50)  individuals) who, at any time during the Plan Year, is an officer of the Company and a "key employee" within the meaning of Code ss.409A.

            2.27 "Supplemental Plan Benefit(s)" means the annual benefit payable to a Participant under Section 4 of the Plan.

            2.28 "WHX" means WHX Corporation and any successor thereto.

Section 3.  ELIGIBILITY AND VESTING

            (a)  Eligibility  to  participate  in  the  Plan  is  restricted  to employees  of a  Participating  Company  who are  designated  by the  Committee.
Participation may be effected by a separate Participation  Agreement executed by the Participant and a duly authorized officer of the Company.

            (b) Except as otherwise provided in a Participation  Agreement or in
Section  18(f),  a  Participant  will be  entitled to receive and will vest in a benefit under the Plan when he:

                 (i) has  completed  at least five (5) years of Service with the
            Company, and

                 (ii) retires  directly from active or inactive  payroll  status with the Company on or after his Early Retirement  Eligibility Date, unless (A) the Committee approves in a Participation Agreement or in another writing a different retirement age or, (B) his employment is
            involuntarily   terminated   under  an   agreement   providing   for
            compensation   continuance,   which   ceases  no  earlier  than  the
            Participant's attainment of age fifty-five (55).

Section 4.  SUPPLEMENTAL PLAN BENEFIT

            (a) Each  Participant  whose  benefits  under  the  Retirement  Plan payable on or after the Effective  Date are reduced due to the Code  Limitations shall be entitled to a Supplemental  Plan Benefit,  which shall be determined as hereinafter provided.

            (b) The  Supplemental  Plan  Benefit  shall  be a lump  sum  that is
Actuarially  Equivalent  to a benefit  equal to the  difference  between (a) the amount of the monthly  benefit  payable to the  Participant  or his  Beneficiary under the Retirement Plan,  determined under the Retirement Plan as in effect on the date of the  Participant's  termination of employment  with a  Participating
Company but  calculated as if (i) the  Retirement  Plan did not contain the Code
Limitations  and (ii) the  definition  of  "Earnings"  contained in Section 2.13 hereof were  substituted  for the  definition of Earnings  under the  Retirement
Plan, and (b) the amount of the Actual Pension Plan Benefit.

            (c)  The   Supplemental   Plan  Benefit  shall  be  payable  to  the
Participant in a lump sum.

            (d) In the event that any portion of a  Participant's  benefit under the Retirement  Plan is allocated to an alternate payee pursuant to the terms of a qualified  domestic  relations  order,  the  Participant's  Supplemental  Plan
Benefit  hereunder  shall  be  calculated   without  taking  into  account  such
allocation.  In no event may an alternate  payee  receive a  distribution  or an allocation of any portion of a Supplemental Plan Benefit hereunder.

            (e) To the extent  required by  applicable  law,  the Company  shall withhold from a Participant's Supplemental Plan Benefit any taxes required to be withheld therefrom by any federal, state or local government.

Section 5.  EARLY RETIREMENT

            (a) A  Participant  who  retires  on or after his  Early  Retirement
Eligibility Date, but prior to his Normal Retirement Age, and whose benefits are not otherwise  forfeited  pursuant to Section 12 of the Plan will be entitled to receive a Supplemental Plan Benefit which shall be Actuarially Equivalent to the
Participant's  Supplemental  Plan  Benefit  determined  as of the date  that the
Participant retires.

            (b) The Supplemental Plan Benefit payable under this Section 5 shall be paid in a lump sum.

Section 6.  POSTPONED RETIREMENT

            A  Participant  whose  retirement  is  postponed  beyond  his Normal
Retirement Age may not receive a  Supplemental  Plan Benefit until the first day of the month next following his actual  retirement date. The  Supplemental  Plan
Benefit  payable to such  Participant  will be computed in  accordance  with the terms of the  Retirement  Plan and this Plan and will include the  Participant's
Service subsequent to his Normal Retirement Age; provided that the Participant's
Supplemental  Plan  Benefit  under  this  Section  6 will  be no less  than  the
Actuarial  Equivalent  of the  Supplemental  Plan Benefit  calculated  as of the
Participant's Normal Retirement Date.

Section 7.  SETTLEMENT ELECTION

            The  benefit  payable  under the Plan shall be paid in the form of a single lump sum in accordance with Section 4(b) of the Plan.

Section 8.  TIME AND MANNER OF PAYMENT

            (a) A Participant's  (or  Beneficiary's)  Supplemental  Plan Benefit
shall  be  paid  at  the  time  and  under  the  conditions  set  forth  in  the
Participant's Participation Agreement.

            (b) Notwithstanding  any provision of the Plan to the contrary,  the payment of the  Supplemental  Plan Benefit to a  Participant  who is a Specified
Employee  shall not be made  before  the date  which is at least six (6)  months
after  the  date  of  such   Participant's   separation   from  service  with  a
Participating Company (or, if earlier, the date of death of such Participant).

            (c)  Notwithstanding  the  foregoing,  if  the  present  value  of a
Participant's or Beneficiary's  Supplemental  Plan Benefit hereunder at the time of the Participant's  termination of employment with a Participating  Company is
$5,000  or  less,  such  Supplemental  Plan  Benefit  shall  be  paid as soon as practicable  following  such  termination  in a lump sum  that is the  Actuarial
Equivalent of such Supplemental Plan Benefit.

Section 9.  LIABILITY FOR PAYMENT

            WHX and Handy & Harman shall be jointly and severally liable for the
payment  of  the  Supplemental   Plan  Benefit  to  a  Participant   and/or  his
Beneficiary.

Section 10. PRE-RETIREMENT SPOUSE'S BENEFIT

            If the Participant dies, having completed at least five (5) years of
Service,  on or after  his  55th  birthday  and  prior  to his  retirement,  his surviving  spouse,  if  any,  will  be  paid a lump  sum  which  is  Actuarially
Equivalent to the amount she would have received if the  Participant had retired the day prior to his death and had  elected to  receive  his  Supplemental  Plan
Benefit in the form of a fifty percent (50%) joint and survivor annuity.  If the
Participant (who has completed at least five (5) years of Service as of his date of death) dies during salary  continuation  provided under an agreement with the
Company, the calculation of the amount of benefit provided under this Section 10 will include  Service from the date of death to the date the  Participant  would have completed such salary continuation.

Section 11. DISABILITY

            If the  Participant  is  receiving  benefit  payments  under the any long-term  disability  plan  sponsored by the  Company,  the  Supplemental  Plan
Benefit when payable  shall be reduced (in addition to any other  reductions  or offsets under the Plan) by the  Actuarially  Equivalent  amount of any such past and future disability benefits.

Section 12. FORFEITURES

            (a) A Participant  forfeits any right to benefits  under the Plan if he,  without the written  consent of the Committee,  (i)  terminates  employment prior to his Early Retirement  Eligibility  Date, unless due to such termination he is  entitled to  disability  benefits or  compensation  continuance  under an
Employment  Agreement or Company  severance  program,  or (iii) is involuntarily terminated for Cause.

            (b)  Any  Supplemental  Plan  Benefit  shall  not  be  paid  to  any
Participant who discloses  confidential  information or trade secrets concerning the Company  without the Company's  consent,  or engages in any activity that is materially  damaging to the  Company.  Any  forfeiture  of  benefits  under this
Section 12(b) must be approved by the Committee.

Section 13. ADOPTION/WITHDRAWAL BY PARTICIPATING COMPANY

            (a) Any entity  may,  with the consent of the  Committee,  adopt the
Plan and thereby  become a  Participating  Company  hereunder  by  executing  an instrument  evidencing  such  adoption  and  filing  a  copy  thereof  with  the
Committee.  By this adoption of the Plan,  Participating  Companies  (other than
WHX) shall be deemed to consent to  actions  taken by WHX in  entering  into any arrangements  for the  purpose  of  providing  benefits  under the Plan,  and to authorize WHX and/or the  Committee on behalf of WHX to take any actions  within the authority of WHX under the terms of the Plan.

            (b)  Notwithstanding the foregoing,  any Participating  Company that adopts  the Plan and  thereafter  (i)  ceases to exist or (ii)  withdraws  or is eliminated  from the Plan, it shall not thereafter be considered a Participating
Company  thereunder  and the  employees of such  Participating  Company shall no longer be eligible to participate in the Plan. Any Participating  Company (other than WHX) which adopts the Plan may elect  separately  to withdraw from the Plan and  such  withdrawal  shall  constitute  a  termination  of the  Plan as to it;
provided, however, that in the event Handy & Harman terminates its participation in the Plan,  Handy & Harman shall remain  jointly and severally  liable for the accrual and payment of each  Supplemental  Plan Benefit to a Participant  and/or his  Beneficiary  accrued  through  the  effective  date  of  Handy  &  Harman's termination of participation  in the Plan,  calculated as if each Participant in the Plan terminated employment on such date. Any such withdrawal and termination shall be expressed in an instrument executed by a duly authorized officer of the terminating  Participating  Company and shall  become  effective  as of the date designated in such  instrument  or, if no date is specified,  on the date of its execution.

Section 14. ADMINISTRATION OF THE PLAN

            (a) IN GENERAL:  The Committee  shall be responsible for the general administration  of the Plan and for carrying out the provisions  hereof and, for purposes  of  ERISA,  the  Company  shall  be the  plan  sponsor  and  the  plan administrator.  Except as otherwise  expressly  provided  herein,  the Committee shall have sole and absolute  discretion  (i) to interpret the provisions of the
Plan (including,  without limitation,  by supplying  omissions from,  correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan),  (ii) to make actual findings with respect to any issue arising under the  Plan,  (iii)  to  determine  the  rights  and  status  under  the  Plan  of

Participants,  Beneficiaries and other persons,  (iv) to decide disputes arising under  the Plan  and to make  determinations  and  findings  (including  factual findings)  with  respect to the  benefits  payable  thereunder  and the  persons entitled thereto as may be required for the purposes of the Plan.

            (b) SPECIFIC AUTHORITY: In furtherance thereof, but without limiting the contents of this Section 14, the  Committee is hereby  granted the following specific  authorities,  which  it  shall  discharge  in its  sole  and  absolute discretion  in  accordance  with the terms of the Plan (as  interpreted,  to the extent  necessary,  by the Committee):  (i) to resolve all questions  (including factual questions) arising under the Plan as to any individual's  entitlement to become a Participant,  (ii) to determine the Supplemental Plan Benefit,  if any, payable with respect to any Participant under the Plan (including, to the extent necessary,  making any factual findings with respect thereto),  (iii) to conduct the claims and review  procedure to the extent specified in this Section 14, and
(iv) to amend or  terminate  the Plan as further  described  in Section  16. All decisions  of the  Committee  as to the  facts of any  case and the  application thereof to any case,  as to the  interpretation  of any provision of the Plan or its  application to any case, and as to any other  interpretive  matter or other determination  or question related to the Plan shall be final and binding on all parties affected thereby, subject to the provisions of this Section 14.

            (c)  DELEGATION  OF DUTIES:  The  Committee  may delegate any of its administrative duties, including, without limitation, duties with respect to the processing,  review, investigation,  approval and payment of a Supplemental Plan
Benefit to a named administrator or administrators.

            (d)  REGULATIONS:  The  Committee  will  promulgate  any  rules  and regulations it deems necessary in order to carry out the purposes of the Plan or to interpret the terms and conditions of the Plan;  provided,  however,  that no rule,  regulation or  interpretation  will be contrary to the  provisions of the
Plan.

Section 15. CLAIMS PROCEDURE

            (a) Except as otherwise  provided in the Plan,  the  Committee  will determine the rights of any Participant to any Severance Compensation hereunder.
Any  employee or former  employee of the  Company who  believes  that he has not received  any benefit  under the Plan to which he believes he is  entitled,  may file a claim in writing with the  Committee.  The Committee  will, no later than ninety (90) days after the receipt of a claim, either allow or deny the claim by written  notice  to the  claimant;  provided,  however,  that  if the  Committee
determines  that  special   circumstances  require  an  extension  of  time  for
processing of an employee's  claim, the Committee will provide written notice of the extension to the employee  within such ninety (90)-day  period.  In no event will the  extension  of time to process the claim exceed a period of ninety (90)
days from the end of the initial ninety  (90)-day  review period.  If a claimant does not receive written notice of the Committee's  decision on his claim within the first ninety (90)-day review period (or the one-hundred and eighty (180)-day review  period,  in the  case of  special  circumstances  as  determined  by the
Committee), the claim will be deemed to have been denied in full.

            (b) A denial of a claim by the Committee,  wholly or partially, will be written in a manner  calculated  to be  understood  by the  claimant and will include:

                 (i)  the   specific   reason  or   reasons   for  the   adverse
            determination;

                 (ii) specific  reference to pertinent Plan  provisions on which the denial is based;

                 (iii) a description of any  additional  material or information necessary  for the claimant to perfect the claim and an  explanation of why such material or information is necessary; and

                 (iv) an explanation of the claim review  procedure and the time limits  applicable  to such  procedures,  including a statement of a claimant's  right to bring a civil action  under ERISA  following an adverse benefit determination on review.

            (c) A  claimant  whose  claim  is  denied  (or his  duly  authorized representative)  may,  within  sixty  (60) days  after  receipt of denial of his claim,  request a review  of such  denial by the  Committee  by filing  with the
Secretary  of the  Committee a written  request for review of his claim.  If the claimant does not file a request for review with the Committee within such sixty
(60)-day period,  the claimant will be deemed to have acquiesced in the original decision of the  Committee on his claim.  If a written  request for review is so filed within such sixty (60)-day  period,  the Committee will conduct a full and fair review of such claim.  During such full review,  the claimant will be given the opportunity to, upon request and free of charge, obtain reasonable access to and copies of all documents, records and other information that are pertinent to his claim and to submit  issues and  comments in  writing.  The  Committee  will notify the  claimant  of its  decision  on review  within  sixty (60) days after receipt  of a request  for  review;  provided,  however,  that if the  Committee
determines  that  special   circumstances  require  an  extension  of  time  for
processing of an employee's  claim, the Committee will provide written notice of the extension to the employee  within such sixty (60)-day  review period.  In no event will the  extension  of time to process the claim exceed a period of sixty
(60)  days  from the end of the  initial  sixty  (60)-day  review  period.  If a claimant  does not receive  written  notice of the  Committee's  decision on his claim within the first sixty  (60)-day  review  period (or the  one-hundred  and eighty  (180)-day  review  period,  in the  case  of  special  circumstances  as determined  by the  Committee),  the claim will be deemed to have been denied on review. Notice of the decision on review will be in writing.

Section 16. AMENDMENT OR TERMINATION

            (a) AMENDMENT.  The Company hereby  reserves the right to amend,  at any  time,  any or all of the  provisions  of the  Plan  for  all  Participating
Companies,  without  the  consent  of any  other  Participating  Company  or any
Participant,  Beneficiary  or any  other  person.  Any such  amendment  shall be expressed in an instrument  executed by a duly authorized officer of the Company and shall become  effective as of the date  designated in such instrument or, if no such date is specified, on the date of its execution.

            (b)  TERMINATION.  The  Board of  Directors  reserves  the  right to terminate the Plan at any time for any or all Participating  Companies,  without
the  consent  of  any  other  Participating   Company  or  of  any  Participant,
Beneficiary  or any other  person.  Such  termination  shall be  expressed in an instrument  executed by a duly authorize officer of the Company and shall become effective  as of the  date  designated  in  such  instrument,  or if no  date is specified, on the date of its execution.

            (c) EFFECT OF AMENDMENT AND TERMINATION. No amendment or termination of the Plan shall,  without the consent of the  Participant  (or, in the case of his  death,  his  Beneficiary),  adversely  affect  the  amount  of  the  vested
Supplemental  Plan Benefit under the Plan of any  Participant  or Beneficiary as such Benefit exists on the date of such amendment or termination.

Section 17. COMPLIANCE WITH SECTION 409A OF THE CODE

            The Plan is  intended to comply  with  Section  409A of the Code and shall  be  construed  and  interpreted  in  accordance  with  such  intent.  The
Supplemental Plan Benefit shall be subject to Section 409A of the Code and shall be paid in a manner that will comply with  Section  409A of the Code,  including proposed,  temporary or final  regulations or any other  guidance  issued by the
Secretary of Treasury and the Internal Revenue Service with respect thereto (the
"Guidance").  Any provision of the Plan that would cause the  Supplemental  Plan
Benefit  to fail to  satisfy  Section  409A of the Code  shall have no force and effect until  amended to comply with Code Section 409A (which  amendment  may be retroactive to the extent permitted by the Guidance).

Section 18. MISCELLANEOUS

            (a) Nothing in the Plan shall be construed as giving any Participant the right to be  retained  in the  Company's,  or any  Participating  Company's,
employ at all or for any specified  period in any  particular  position,  or any right to any payment whatsoever except to the extent provided for by the Plan or by any employment or other agreement.  The Company expressly  reserves the right to dismiss any Participant at any time.

            (b) The Plan is an unfunded,  non-qualified plan and the entire cost of the  Plan  shall  be  paid  from  the  general  assets  of one or more of the
Participating  Companies.  No trust has been established for the Participants or
Beneficiaries.  No liability for the payment of benefits under the Plan shall be imposed upon any officer, director,  employee, or stockholder of a Participating
Company.  Nothing  contained herein creates a vested right or shall be deemed to create a lien in favor of any  Participant  or  Beneficiary on any assets of any
Participating  Company. The Participating  Companies shall have no obligation to purchase any assets that do not remain subject to the claims of the creditors of the  Participating  Companies  for use in  connection  with the Plan and nothing herein shall be construed to require any  Participating  Company to maintain any fund  or  segregate  any  amount  for  the  benefit  of  any  Participant.  Each
Participant  and  Beneficiary  shall  have the  status  of a  general  unsecured creditor of the Participating  Companies and shall have no right to, prior claim to, or security  interest  in, any assets of any  Participating  Company.  Other benefits  referred to herein may be funded or  unfunded  as provided  for in the individual plans.

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            (c) The  expenses  of  administering  the  Plan  will be paid by the
Company,  unless the Company, in its sole and absolute  discretion,  directs the
Participating Companies to pay some or all of the expenses.

            (d) No right or interest of a Participant or his  Beneficiary  under the  Plan  shall  be  anticipated,  assigned  (either  at law or in  equity)  or alienated by the  Participant  or his  Beneficiary,  nor shall any such right or interest be subject to attachment,  garnishment,  levy, execution or other legal or  equitable  process or in any manner be liable for or subject to the debts of any Participant or Beneficiary.  If any Participant or Beneficiary shall attempt to or shall alienate,  sell, transfer,  assign, pledge or otherwise encumber his benefits  under the Plan or any part thereof,  or if by reason of his bankruptcy or other event  happening at any time such  benefits  would  devolve upon anyone else or would not be enjoyed by him, then the Company may terminate his interest in any such benefit and hold or apply it to or for his benefit or the benefit of his spouse,  children or other person or persons in fact  dependent upon him, or any of them, in such a manner as the Company may deem proper; provided, however, that the  provisions of this  sentence  shall not be applicable to the surviving
spouse  of  any   deceased   Participant   if  the  Company   consents  to  such
inapplicability, which consent shall not unreasonably be withheld.

            (e) As of the Effective  Date, the Plan supersedes any other plan or agreement  of  enhanced  retirement  for  which  any  Participant  is  eligible;
provided,  however,  any  excess  benefit  plan  designed  to  provide  benefits precluded by the Code  Limitations from being provided under the Retirement Plan shall not be superseded by the Plan.

            (f) Upon a Change of Control,  any Participant with whom the Company has entered into a  Participation  Agreement that so provides will be vested and entitled to payment as soon as reasonably practicable of his or her Supplemental
Plan Benefit, calculated as of the effective date of the Change of Control as if the  Participant  terminated  employment  on the  consummation  of the Change of
Control,  without regard to any contrary  provision herein other than Section 17 hereof;  provided,  however,  that in order for payment of the Supplemental Plan
Benefit to be made  pursuant to this Section  18(f),  the Change of Control must also  constitute a change in the ownership or effective  control of the Company, or in the  ownership  of a  substantial  portion of the assets of the Company as defined in Section 409A of the Code and the Guidance.

            (g) The Plan shall be governed  and  construed  in  accordance  with
ERISA, the Code and other applicable federal law. To the extent not preempted by or inconsistent with federal law, the laws of the State of New York shall apply.
If any provision of the Plan is held invalid or unenforceable, the invalidity or unenforceability  shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if the provision had not been included.

                                          WHX CORPORATION

                                          By: /s/ Neil D. Arnold
                                             -----------------------------------
                                          Its: Chairman

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                                          Agreed and Accepted:

                                          HANDY & HARMAN

                                          By: /s/ Daniel Murphy
                                             -----------------------------------
                                          Its: President

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